Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2019 SECOND QUARTER RESULTS

FISCAL Q2 2019 HIGHLIGHTS

•	Net sales of $823.0 million, a 7.0% YoY increase
•	Average daily sales increased 8.8% YoY, with 270 basis points of acquisitive growth
•	Operating income of $96.0 million, a decrease of approximately 2.2% YoY
•	Operating margin of 11.7% (11.9% excluding acquisitions*)
•	Diluted EPS of $1.24

MELVILLE, NY and DAVIDSON, NC, APRIL 10, 2019 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2019 second quarter ended March 2, 2019.

Financial Highlights[1]	FY19 Q2		FY18 Q2		Change	FY19 YTD		FY18 YTD		Change
Net Sales	$823.0		$769.0		7.0%	$1,654.6		$1,537.5		7.6%
Operating Income	96.0		98.1		-2.2%	199.0		197.4		0.8%
% of Net Sales	11.7%		12.8%			12.0%		12.8%
Net Income	68.4		117.6	[4]	-41.8%	142.7		177.1	[4]	-19.5%
Diluted EPS	$1.24	.[2]	$2.06	.[3],4	-39.8%	$2.56	.[2]	$3.12	.[3],4	-17.9%

1In millions except per share data or as otherwise noted. 2Based on 55.4 million and 55.6 million diluted shares outstanding for FY19 Q2 and FY19 YTD, respectively.  3Based on 56.9 million and 56.7 million diluted shares outstanding for FY18 Q2 and FY18 YTD, respectively. 4  Prior year periods include a provisional tax benefit of $41.2 million, or $0.72 per diluted share, from the revaluation of the company’s tax related balance sheet items and a tax benefit of $16.9 million, or $0.30 per diluted share, attributable to the lower effective tax rate required to bring the first half of fiscal 2018 into alignment with the expected full year rate.

Erik Gershwind, president and chief executive officer, said, “Conditions generally remained solid in the industrial economy in the fiscal second quarter of 2019, although we did see some moderation in February and this continued into March. Our core and national account customer growth in the quarter was in the high single digits, while Government sales were negative as expected. As a result, our total company growth rate was slightly below our expectations. The pricing environment remained stable in the fiscal second quarter, and we were pleased with the strong realization that we achieved on our mid-year price increase.”

Rustom Jilla, executive vice president and chief financial officer, added, “Our fiscal second quarter total ADS increased 8.8% year-over-year, with acquisitions contributing 270 basis points. Our gross margin was in-line with our expectations. Price realization was strong, while purchase cost and mix remained headwinds, as expected. Our operating expense to sales ratio was 31.1%, roughly flat with last year’s second quarter and in line with our guidance, as our stepped-up growth investments offset the benefits of sales leverage. Despite our gross margins and operating expenses coming in as expected, our earnings per share were one cent below our guidance mid-point due to slightly lower than anticipated sales. Finally, in the fiscal second quarter, we paid dividends of $35 million and repurchased approximately 275 thousand shares for about $21 million.”

Gershwind concluded, “Over the past few years, we have repositioned MSC from a spot buy supplier to a mission critical partner on manufacturing plant floors. More recently, we transformed our sales force and ramped hiring of sales talent. At the halfway point of the fiscal year, gross margins and operating expenses are as anticipated, but revenue growth has slightly underperformed our expectations. Looking forward, we are seeing positive signs from the implementation of our strategic plan, particularly from our sales force transformation, and are confident that it will deliver above market growth.”

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the financial schedules of this press release.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

Outlook

The Company expects net sales for the third quarter of fiscal 2019 to be between $874 million and $891 million. At the midpoint, average daily sales are expected to increase roughly 6.5% compared to last year’s third quarter. The Company expects diluted earnings per share for the third quarter of fiscal 2019 to be between $1.46 and $1.52.

Excluding acquisitions*, the Company expects net sales for the third quarter of fiscal 2019 to be between $846 million and $863 million, with average daily sales at the midpoint expected to increase roughly 4.0% compared to last year’s third quarter. The Company expects the impact from acquisitions to have a roughly breakeven impact on diluted earnings per share for the third quarter of fiscal 2019.

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the financial schedules of this press release.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2019 third quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until April 17, 2019.

The Company’s reporting date for fiscal 2019 third quarter results is scheduled for July 10, 2019.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.6 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries. Our experienced team of over 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC, please visit mscdirect.com.

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including from our recent acquisitions, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; dependence on our information systems and the risks of business disruptions arising from changes to our information systems and disruptions due to catastrophic events, power outages, natural disasters, computer system or network failures, computer viruses, physical or electronic break-ins and cyber-attacks; retention of key personnel; retention of qualified sales and customer service personnel and metalworking specialists; risk of loss of key suppliers, key brands or supply chain disruptions; risks associated with changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; failure to comply with applicable environmental, health and safety laws and regulations; goodwill and intangible assets recorded as a result of our acquisitions could be impaired; risks associated with the volatility of our common stock; and our principal shareholders exercise significant control over us. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	March 2,	September 1,
	2019	2018
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$31,167	$46,217
Accounts receivable, net of allowance for doubtful accounts	540,756	523,892
Inventories	572,593	518,496
Prepaid expenses and other current assets	99,387	58,902
Total current assets	1,243,903	1,147,507
Property, plant and equipment, net	307,310	311,685
Goodwill	677,501	674,998
Identifiable intangibles, net	123,062	122,724
Other assets	6,340	31,813
Total assets	$2,358,116	$2,288,727

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$308,562	$224,097
Accounts payable	162,673	145,133
Accrued liabilities	96,656	121,293
Total current liabilities	567,891	490,523
Long-term debt	284,666	311,236
Deferred income taxes and tax uncertainties	99,714	99,714
Total liabilities	952,271	901,473
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	54	55
Class B common stock	10	10
Additional paid-in capital	670,047	657,749
Retained earnings	1,349,972	1,325,822
Accumulated other comprehensive loss	(20,237)	(19,634)
Class A treasury stock, at cost	(599,603)	(576,748)
Total MSC Industrial shareholders’ equity	1,400,243	1,387,254
Noncontrolling interest	5,602	—
Total Shareholders’ Equity	1,405,845	1,387,254
Total liabilities and shareholders’ equity	$2,358,116	$2,288,727

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	March 2,	March 3,	March 2,	March 3,
	2019	2018	2019	2018
Net sales	$823,004	$768,987	$1,654,601	$1,537,548
Cost of goods sold	471,190	431,764	944,802	865,256
Gross profit	351,814	337,223	709,799	672,292
Operating expenses	255,833	239,120	510,818	474,911
Income from operations	95,981	98,103	198,981	197,381
Other (expense) income:
Interest expense	(4,539)	(3,550)	(8,595)	(6,787)
Interest income	164	213	326	376
Other (expense) income, net	(237)	77	(235)	(331)
Total other expense	(4,612)	(3,260)	(8,504)	(6,742)
Income before provision for income taxes	91,369	94,843	190,477	190,639
Provision (Benefit) for income taxes	22,939	(22,709)	47,815	13,502
Net income	68,430	117,552	142,662	177,137
Less: Net income attributable to noncontrolling interest	6	—	6	—
Net income attributable to MSC Industrial	$68,424	$117,552	$142,656	$177,137
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.24	$2.08	$2.58	$3.14
Diluted	$1.24	$2.06	$2.56	$3.12
Weighted average shares used in computing net income per common share:
Basic	55,139	56,439	55,320	56,363
Diluted	55,362	56,892	55,619	56,698

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	March 2,	March 3,	March 2,	March 3,
	2019	2018	2019	2018
Net income, as reported	$68,430	$117,552	$142,662	$177,137
Other comprehensive income, net of tax:
Foreign currency translation adjustments	675	27	(666)	(816)
Comprehensive income	69,105	117,579	141,996	176,321
Comprehensive loss attributable to noncontrolling interest	57	—	57	—
Comprehensive income attributable to MSC Industrial	$69,162	$117,579	$142,053	$176,321

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twenty-Six Weeks Ended
	March 2,	March 3,
	2019	2018
Cash Flows from Operating Activities:
Net income	$142,662	$177,137
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,076	31,307
Stock-based compensation	8,078	7,589
Loss on disposal of property, plant, and equipment	343	178
Provision for doubtful accounts	6,050	3,407
Deferred income taxes and tax uncertainties	—	(41,199)
Changes in operating assets and liabilities:
Accounts receivable	(20,510)	(32,461)
Inventories	(44,642)	(33,648)
Prepaid expenses and other current assets	(13,359)	(3,457)
Other assets	(1,545)	2,330
Accounts payable and accrued liabilities	(10,575)	7,004
Total adjustments	(44,084)	(58,950)
Net cash provided by operating activities	98,578	118,187
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(23,156)	(17,261)
Cash used in business acquisitions, net of cash received	(11,625)	(738)
Net cash used in investing activities	(34,781)	(17,999)
Cash Flows from Financing Activities:
Repurchases of common stock	(84,425)	(21,728)
Payments of cash dividends	(69,551)	(59,873)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	2,429	2,376
Proceeds from exercise of Class A common stock options	14,518	16,393
Borrowings under the revolving credit facilities	326,000	124,000
Contributions from non-controlling interest	918	—
Payments under the revolving credit facilities	(269,000)	(146,000)
Other, net	241	71
Net cash used in financing activities	(78,870)	(84,761)
Effect of foreign exchange rate changes on cash and cash equivalents	23	98
Net increase (decrease) in cash and cash equivalents	(15,050)	15,525
Cash and cash equivalents – beginning of year	46,217	16,083
Cash and cash equivalents – end of year	$31,167	$31,608
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$47,834	$50,279
Cash paid for interest	$8,316	$6,553

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

Non-GAAP Financial Measures

•	Results excluding All Integrated Solutions (AIS) and MSC Mexico

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the results of our acquisition of All Integrated Solutions (“AIS”) and the operations of two newly-formed entities, MSC IndustrialSupply, S. de R.L. de C.V. and MSC Import Export LLC (which completed the acquisition of certain assets in February 2019), including the non-recurring acquisition and integrations costs (collectively, referred to as “Acquisitions”).

These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of the Acquisitions to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•the ability to better identify trends in the Company’s underlying business and perform related trend analyses;

•a better understanding of how management plans and measures the Company’s underlying business; and

•an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen and Twenty-Six Weeks Ended March 2, 2019
(dollars in thousands, except per share data)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Net Sales		Acquisitions		Net Sales, excluding Acquisitions		Average Daily Sales Growth		Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$823,004	$1,654,601	$19,943	$37,601	$803,061	$1,617,000	8.8%	8.5%	6.1%	6.0%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Gross Profit		Acquisitions		Gross Profit, excluding Acquisitions		Gross Margin		Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$351,814	$709,799	$5,960	$11,408	$345,854	$698,391	42.7%	42.9%	43.1%	43.2%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Expenses		Acquisitions		Operating Expenses, excluding Acquisitions		Operating Expenses as a percentage of Net Sales		Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$255,833	$510,818	$5,654	$10,511	$250,179	$500,307	31.1%	30.9%	31.2%	30.9%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Income		Acquisitions		Operating Income, excluding Acquisitions		Operating Margin		Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$95,981	$198,981	$306	$897	$95,675	$198,084	11.7%	12.0%	11.9%	12.3%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Provision (benefit) for income taxes		Acquisitions		Provision (benefit) for income taxes, excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$22,939	$47,815	$(137)	$(207)	$23,076	$48,022

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Income (loss)		Acquisitions		Net Income (loss), excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$68,430	$142,662	$(416)	$(623)	$68,846	$143,285

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Diluted Earnings (loss) Per Share		Acquisitions		Diluted Earnings (loss) Per Share, excluding Acquisitions
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$1.24	$2.56	$-	$(0.01)	$1.24	$2.57

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Guidance for Thirteen Weeks Ended June 1, 2019*
(dollars in millions, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Net Sales	Acquisitions	Net Sales, excluding Acquisitions	Average Daily Sales Growth	Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$882.6	$28.2	$854.4	6.5%	4.0%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	Acquisitions	Gross Profit, excluding Acquisitions	Gross Margin	Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$377.2	$7.6	$369.6	42.7%	43.3%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Expenses	Acquisitions	Operating Expenses, excluding Acquisitions	Operating Expenses as a percentage of Net Sales	Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$262.3	$6.9	$255.4	29.7%	29.9%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income	Acquisitions	Operating Income, excluding Acquisitions	Operating Margin	Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$114.9	$0.7	$114.2	13.0%	13.4%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income (loss)	Acquisitions	Net Income (loss), excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019
$82.8	$(0.1)	$82.9

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	Acquisitions	Diluted Earnings Per Share, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019
$1.49	$-	$1.49

* The data in the above tables represent the midpoint of management's guidance; see note regarding forward-looking statements